UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21707

PRESIDIO FUNDS
(Exact name of registrant as specified in charter)

726 Lake Street

San Francisco,  CA                                     94118

(Address of principal executive offices)                               (Zip code)

Kevin C. O’Boyle

Presidio Fund

726 Lake Street

San Francisco, CA 94118

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 751-0950

Date of fiscal year end: April 30

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Presidio Fund

SEMI-ANNUAL REPORT

October 31, 2005

November 18, 2005

Welcome!

I want to extend a warm welcome to the shareholders of Presidio Fund. Your immediate support and confidence are very much appreciated. Our goal is to justify your confidence by acting as prudent stewards of your investment capital and generating above-average market returns over time.

Performance

The Fund's net asset value on October 31, 2005 was $11.12, a return of 11.2% since inception on May 3, 2005 and for the period ended October 31, 2005.  This return compares favorably to the 6.3% return generated by the Dow Jones Wilshire 5000 index (with dividends) for the same period. At period end, 87% of the Fund's net assets were invested in equities, 13% in net cash*. Total net assets amounted to $15,451,016 and there were approximately 360 shareholders.

Performance for the first six months was a tale of two quarters. U.S. equities rallied strongly in the quarter ending July 31, 2005, with small-cap stocks delivering the strongest performance. Despite being just 57% invested in equities for the quarter, on average, Presidio Fund generated a 9.5% return. This compared to 8.4% for the Dow Jones Wilshire 5000 (with dividends) and 16.0% for the Russell 2000. U.S. equities declined in the quarter ending October 31, 2005, with the Dow Jones Wilshire 5000 (with dividends) down 1.9% and the Russell 2000 down 4.9%.  Presidio Fund was 79% invested in equities for its second quarter, on average, and generated a positive 1.6% return.

Note that the Dow Jones Wilshire 5000 (with dividends) has been selected as the Fund's benchmark because Presidio Fund considers primarily U.S. stocks of all market capitalization sizes for investment. We believe this index is the best available measure of the entire U.S. stock market. During the six months ended October 31, 2005, the average market capitalization of the Fund's investments approximated $5.5 billion (generally  considered mid-cap), while the median market capitalization approximated $750 million (generally considered small-cap).

Investment Approach

Presidio Fund will focus primarily on investing in stocks which have fallen out of favor with the investment community. When stocks fall out of favor, their valuations tend to decline significantly. This often happens even if the underlying value of the business has not deteriorated much, if at all.

Stocks typically begin to fall out of favor when companies miss Wall Street's earnings estimates. Stocks really fall out of favor when companies begin to experience actual   earnings declines. It has been my experience that the stock market tends to be somewhat myopic, and extrapolates short-term trends too far into the future. Just as Cisco was priced in early 2000 as though it would grow its sales 25%+ annually forever, equities of companies with declining earnings are sometimes priced as though the problems will never be resolved. In some cases, company problems prove to be intractable, and Presidio Fund will strive to avoid such situations. But, this myopic market phenomenon often presents opportunities for good future investment returns.

Within this universe of "out-of-favor" companies, Presidio Fund will tend to seek out    companies which are market leaders, have historically generated good returns on capital employed, are adequately capitalized, and operate in markets that are growing. Companies with these characteristics are best-positioned to improve business fundamentals and resume sustained earnings growth. It also helps in many cases if board changes have been made, new management has been hired, and operations restructuring initiatives have been undertaken. This wish list is rarely met in full, but if enough of these traits are in place, investment outcomes are often favorable.

*Net cash represents cash equivalents less liabilities in

excess of other assets.

2005 Semi-Annual Report 1

Another universe of "out-of-favor" companies includes spin-outs from larger corporations. The stocks of such companies often get lost in the shuffle. Institutional owners often sell the "stub" shares, without consideration of value, because the spun-out companies don't meet the owners' investment criteria. Presidio Fund will monitor spin-outs for investment opportunities too.

In fact, the Fund's largest holding was spun out of ConAgra Foods in late 2003. UAP is the largest distributor of crop protection chemicals, fertilizer, and seeds in North America. The company sells its products through a nationwide network of retail and wholesale facilities. We believe UAP has the potential to grow its earnings per share 15%+ compounded annually for the next few years.  We expect growth to result from a combination of revenue growth driven in large part by share gains in all product segments, margin improvement from increased private-label merchandise in the sales mix and ongoing cost reduction initiatives, and reduction of debt and working capital employed in the business. At a recent price of $18.45 the stock sported a 3.5% dividend yield, and traded at 13X   projected FY'07 (February) EPS of $1.42.

Governance

The management and trustees of the Fund take their fiduciary responsibilities seriously. Consequently, Presidio Fund's governance has been structured to act with your best interests as a shareholder as its first priority, and also in accordance with the guidelines recently promulgated by the Securities and Exchange Commission.

The Board of Trustees consists of four members, and meets quarterly. 75% of the trustees are independent. The Chairman of the Board, Eric Sussman, is not only independent but a significant shareholder He currently serves as the Chairman of the Audit Committee for the Causeway International Value Fund, bringing both knowledge and experience to his position. John McGrath is the Chairman of our Audit Committee. Mr. McGrath is the CFO of a publicly-traded company and a Certified Public Accountant. The third independent director, Eric Gonzales, serves on the boards of numerous private companies in his capacity as a venture capitalist.

As Founder and Portfolio Manager of Presidio Fund, I am the sole non-independent trustee. All of my professional attention is focused on Presidio Fund, as I am neither managing a hedge fund nor managing separate accounts for compensation. I currently have over $1.3 million invested in the Fund, and you can expect my investment to increase over time

Please note that Presidio Fund has been established as a no-load fund, and will charge no 12b-1 distribution fees. The expense ratio has been set at 1.50% of fund assets, with 1.00% allocated to management fees and 0.50% allocated to administrative services.  As fund assets grow to a certain size, and the Fund achieves economies of scale, we intend to reduce the administrative services expense ratio in order to pass on a portion of the savings to shareholders.

Once again, welcome to Presidio Fund!

Sincerely,

Kevin O'Boyle

President

2005 Semi-Annual Report 2

Presidio Fund

*Net Cash represents cash equivalents less liabilities in excess of other assets.

PERFORMANCE INFORMATION (Unaudited)

October 31, 2005 NAV $11.12

Total returns from May 3, 2005 to October 31, 2005 (Fund Inception May 3, 2005)

      Total Return(A)

Presidio Fund

           11.20%

Dow Jones Wilshire 5000 Index(B)

                                                 6.28%

(A) Total return includes change in share prices and includes reinvestment of any dividends and capital gain distributions.

(B) The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity   securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

2005 Semi-Annual Report 3

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines  (Unaudited)

KCO Investments, Inc., the Fund’s Adviser, is responsible for exercising the voting rights   associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.presidiofunds.com or is also available without charge, upon request, by calling our toll free number(1-800-595-3166). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-595-3166). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example  (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting of management fees and services fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested in the Fund on May 3, 2005 and held through October 31, 2005.

The first line of the table below provides information about actual account values and   actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                       Expenses Paid

                                                         Beginning                  Ending                 During the Period*
                                                     Account Value         Account Value              May 3, 2005 to

                                                      May 3, 2005         October 31, 2005          October 31, 2005

Actual                                   $1,000.00                $1,112.00                          $7.85

Hypothetical                          $1,000.00                 $1,017.36                          $7.50

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365.

2005 Semi-Annual Report  4

Presidio Fund

		Schedule of Investments
		October 31, 2005 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Aerospace/Defense
18,600	Herley Industries Inc. *	$ 314,526
44,300	SM&A *	376,550
		691,076	4.47%

Agriculture
26,100	UAP Holding Corp.	498,510	3.23%

Basic Materials
7,300	Newmont Mining Corp.	310,980
6,900	streetTRACKS Gold Shares *	320,160
		631,140	4.08%

Business Services
15,800	ADVO Inc.	390,260
6,000	AMN Healthcare Services Inc.*	99,000
6,100	Cardinal Health Inc.	381,311
13,100	FTI Consulting Inc.*	358,547
32,300	IKON Office Solutions Inc.	322,354
8,000	Keystone Automotive Industries Inc.*	228,880
		1,780,352	11.52%

Capital Goods
27,100	Global Power Equipment Group Inc. *	169,917
30,500	Modtech Holdings Inc. *	308,965
		478,882	3.10%

Consumer Products
17,300	LeapFrog Enterprises Inc. *	259,500
14,500	Newell Rubbermaid Inc.	333,355
29,000	Playtex Products Inc.*	388,310
		981,165	6.35%

Consumer Services
23,800	Corinthian Colleges Inc. *	296,072	1.92%

Electronic Components, NEC
13,000	Magnetek Inc. *	41,210
9,500	Rogers Corp. *	354,825
		396,035	2.56%

Energy
8,100	Ensco International Inc.	369,279
14,500	International Coal Group Inc. *	198,650
		567,929	3.68%

Healthcare - Biotechnology
7,600	MedImmune Inc. *	265,848
15,400	Tercica Inc. *	153,846
		419,694	2.72%

Healthcare Capital Equipment
12,900	Abaxis Inc. *	221,880
17,900	Cardiac Science Corp. *	158,594
23,800	Omnicell Inc. *	252,280
13,300	ZOLL Medical Corp. *	330,106
		962,860	6.23%

Healthcare Products
7,300	Endo Pharmaceuticals Holdings Inc. *	196,516	1.27%

Healthcare Services
8,100	VistaCare Inc.*	93,312	0.60%

Information Technology Service
16,500	Bearingpoint Inc. *	115,830
16,600	Electronic Data Systems Corp.	386,946
		502,776	3.25%

Insurance and Insurance Brokers
5,000	Conseco Inc. *	101,500
28,200	U.S.I. Holdings Corp. *	370,830
		472,330	3.06%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2005 Semi-Annual Report  5

Presidio Fund

		Schedule of Investments
		October 31, 2005 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Resturants
1,600	California Pizza Kitchen Inc.*	$ 51,216	0.33%

Retail
10,800	Ann Taylor Stores Corp. *	262,116
12,700	Family Dollar Stores Inc.	281,178
3,700	Fred's Inc.	55,130
18,000	Rent-A-Center Inc. *	324,360
10,300	Ross Stores Inc.	278,512
46,100	1-800-Flowers.com	313,019
		1,514,315	9.80%

Software
27,300	Callidus Software Inc. *	122,577
32,700	Compuware Corp. *	264,543
12,400	Reynolds & Reynolds Co. Cl A	329,096
10,100	SPSS Inc. *	230,280
		946,496	6.13%

Technology
17,500	American Power Conversion Corp.	374,150
36,000	Micromuse Inc. *	258,120
20,700	Power Integrations Inc.*	436,977
79,300	Staktek Holdings Inc. *	270,413
		1,339,660	8.67%

Telecommunications Equipment
25,400	Avaya Inc.*	292,608
13,400	EMS Technologies Inc.*	218,956
		511,564	3.31%

Telecommunications Services
9,700	Citizens Communications Co.	118,728	0.77%

Total for Common Stock (Cost $12,949,115)		13,450,628	87.05%

Cash Equivalents
2,873,676	Fidelity T/E Portfolio Cl I 2.38% **	2,873,676	18.60%
	(Cost - $2,873,676)

	Total Investments	16,324,304	105.65%
	(Cost - $15,822,791)

	Liabilities in Excess of Other Assets	(873,288)	-5.65%

	Net Assets	$ 15,451,016	100.00%

*Non-Income Producing Securities.

** Variable rate security; the coupon rate shown

represents the rate at October 31, 2005.

The accompanying notes are an integral part of these

financial statements.

2005 Semi-Annual Report 6

Presidio Fund

Statement of Assets and Liabilities
October 31, 2005 (Unaudited)

Assets:
Investment Securities at Market Value	$ 16,324,304
(Identified Cost - $15,822,791)
Cash	198,400
Receivables:
Shareholder Purchases	158,255
Dividends and Interest	7,415
Total Assets	16,688,375
Liabilities
Administrative Fees Payable	5,769
Management Fees Payable	11,538
Payable for Securities Purchased	1,220,052
Total Liabilities	1,237,359
Net Assets	$ 15,451,016
Net Assets Consist of:
Paid In Capital	$ 14,964,934
Accumulated Undistributed Net Investment Income (Loss)	(15,382)
Realized Gain (Loss) on Investments - Net	(49)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	501,513
Net Assets, for 1,389,601 Shares Outstanding	$ 15,451,016
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($15,451,016/1,389,601 shares)	$ 11.12

Statement of Operations
For the period of May 3, 2005* thru October 31, 2005 (Unaudited)

Investment Income:
Dividends	$ 12,604
Interest	21,923
Total Investment Income	34,527
Expenses:
Administrative Fees	16,636
Management Fees (Note 3)	33,273
Total Expenses	49,909

Net Investment Income	(15,382)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(49)
Net Change In Unrealized Appreciation (Depreciation) on Investments	501,513
Net Realized and Unrealized Gain (Loss) on Investments	501,464

Net Increase (Decrease) in Net Assets from Operations	$ 486,082

*Commencement of investment operations.

The accompanying notes are an integral part of these

financial statements.

2005 Semi-Annual Report  7

Presidio Fund

Statement of Changes in Net Assets
	(Unaudited)
	5/3/2005*
	to
	10/31/2005
From Operations:
Net Investment Income (Loss)	$ (15,382)
Net Realized Gain (Loss) on Investments	(49)
Net Change In Unrealized Appreciation (Depreciation)	501,513
Increase (Decrease) in Net Assets from Operations	486,082
From Distributions to Shareholders:
Net Investment Income	0
Net Realized Gain from Security Transactions	0
Change in Net Assets from Distributions	0
From Capital Share Transactions:
Proceeds From Sale of Shares	14,975,660
Shares Issued on Reinvestment of Dividends	0
Cost of Shares Redeemed	(110,726)
Net Increase (Decrease) from Shareholder Activity	14,864,934

Net Increase (Decrease) in Net Assets	15,351,016

Net Assets at Beginning of Period	100,000
Net Assets at End of Period	$ 15,451,016
(Including Accumulated Undistributed Net Investment Income of $15,382)

Share Transactions:
Issued	1,389,892
Reinvested	0
Redeemed	(10,291)
Net increase (decrease) in shares	1,379,601
Shares outstanding beginning of period	10,000
Shares outstanding end of period	1,389,601

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	5/3/2005*
	to
	10/31/2005
Net Asset Value -
Beginning of Period	$ 10.00
Net Investment Income/(Loss) ***	(0.02)
Net Gains or Losses on Securities
(realized and unrealized)	1.14
Total from Investment Operations	1.12

Distributions (From Net Investment Income)	0.00
Distributions (From Capital Gains)	0.00
Total Distributions	0.00

Net Asset Value -
End of Period	$ 11.12
Total Return ****	11.20%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)	15,451

Ratio of Expenses to Average Net Assets	1.50%	**
Ratio of Net Income to Average Net Assets	-0.46%	**

Portfolio Turnover Rate	2.83%

* Commencement of investment operations.
** Annualized
*** Per share amounts were calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and is not annualized.

The accompanying notes are an integral part of these

financial statements.

2005 Semi-Annual Report  8

NOTES TO FINANCIAL STATEMENTS

PRESIDIO FUND

October 31, 2005

(UNAUDITED)

1.) ORGANIZATION

Presidio Fund (the "Fund") is a non-diversified series of the Presidio Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized in Ohio as a business trust on January 22, 2004, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on May 3, 2005.  The Fund’s investment adviser is KCO Investments, Inc.,  (the “Adviser”). The Fund's investment objective is long-term growth of capital.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each   individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2005 Semi-Annual Report  9

Notes to the Financial Statements - continued (Unaudited)

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.) MANAGEMENT AND SERVICES AGREEMENTS

The Fund has a management agreement with the Adviser (the “Management Agreement”) to furnish investment advisory and management services to the Fund. Kevin O'Boyle is the sole shareholder of the Adviser.  The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Fund also has a services agreement with the Adviser (the “Services Agreement”) to furnish administrative and supervisory services to the Fund.  The Adviser, at its own expense and without reimbursement from the Trust, will pay all operating expenses of the Fund, with the exception of management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses. Under the Services Agreement the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of .50%.  For the period of May 3, 2005 through October 31, 2005, the Adviser earned management fees totaling $33,273 of which $11,538 was still due to the Adviser at October 31, 2005.  For the same period the Adviser earned administrative fees of $16,636 of which $5,769 was still due to the Adviser at October 31, 2005.

4.) INVESTMENT TRANSACTIONS

For the period of May 3, 2005 (commencement of operations) through October 31, 2005, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $13,124,810 and $175,646 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

At October 31, 2005, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                  (Depreciation)

                       Net Appreciation (Depreciation)

  $876,652                       ($375,139)                                             $501,513

5.) RELATED PARTY TRANSACTIONS

Kevin C. O’Boyle is the owner and control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management and services fees paid to the Adviser by the Fund. The Fund has entered into an agreement with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agency services. Under the Services Agreement, the Adviser pays MSS directly for the fund accounting and transfer agency services MSS provides to the Fund.  An officer and shareholder of MSS also is an officer of the Trust.

The Trustees who are not interested persons of the Fund received $3,000 in Trustees fees from the Adviser thru October 31, 2005.

2005 Semi-Annual Report  10

Board of Trustees

Kevin O’Boyle

Eric Gonzales

John McGrath

Eric Sussman

Investment Adviser

KCO Investments, Inc.

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Auditors

Sanville & Company

This report is provided for the general information of the shareholders of the Presidio Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Not applicable.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Presidio Funds

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

President

Date:          01/05/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

President

Date:          01/05/2006

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

Chief Financial Officer

Date:          01/05/2006